EXHIBIT C
                                                                       ---------









                            VIE FINANCIAL GROUP, INC.


                                    SERIES H
                          REGISTRATION RIGHTS AGREEMENT

                               SEPTEMBER 30, 2003










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                                    SERIES H
                          REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (this "AGREEMENT") is entered into as of this 30th day of September, 2003, by and among Vie Financial Group, Inc., a Delaware corporation (the "COMPANY"), and the holders of the Company's Series H Convertible Preferred Stock, par value $0.01 per share (the "SERIES H SHARES"), set forth on Schedule I hereto.

                                    RECITALS

         WHEREAS, the Company and the purchasers of the Series H Shares set forth on Schedule I hereto (collectively, the "PURCHASERS") have entered into the Series H Preferred Stock Purchase Agreement, dated as of September 30, 2003 (the "SUBSCRIPTION AGREEMENT"), providing for, among other things, the sale by the Company and the purchase by the Purchasers of an aggregate of 35,000 Series H Shares; and

         WHEREAS, this Agreement is being entered into in order to induce the Purchasers to purchase the Series H Shares pursuant to the Subscription Agreement;

         NOW, THEREFORE, in consideration of the premises, and of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto agree as follows:

         1. CERTAIN DEFINITIONS.

         As used in this Agreement, the following terms shall have the following respective meanings:

         (a) "CLOSING DATE" shall mean the Closing Date, as defined in the Subscription Agreement.

         (b) "COMMISSION" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

         (c) "COMMON STOCK" shall mean the Common Stock, par value $0.01 per share, of the Company.

         (d) "EXCHANGE ACT" shall mean the United States Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.


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         (e) "EXCLUDED SHAREHOLDER" shall mean any of the Company's then current or former directors or employees, in each case that is a Piggyback Shareholder or a Requesting Shareholder.

         (f) "EXISTING REGISTRATION RIGHTS AGREEMENT" shall mean any agreement in existence on the date hereof providing for the registration under the Securities Act of securities of the Company, without giving effect to any amendments to such agreement after the date hereof.

         (g) "HOLDER" shall mean any party hereto (other than the Company) and each of its respective successive successors and assigns who acquire Registrable Securities, directly or indirectly, from any such party or from any successive successor or assign of any such party.

         (h) The term "PERSON" shall mean a corporation, association, partnership, limited liability company, organization, business, individual, government or political subdivision thereof or governmental agency.

         (i) "REGISTRABLE SECURITIES" shall mean the Series H Shares and the shares of Common Stock issuable upon conversion of the Series H Shares; and any securities issued successively in exchange for or in respect of any of the foregoing, whether pursuant to a merger or consolidation, as a result of any successive stock split or reclassification of, or share dividend on, any of the foregoing or otherwise; provided, however, that such Series H Shares, Common Stock or securities shall cease to be Registrable Securities when (i) a registration statement registering such Series H Shares, Common Stock or securities, as the case may be, under the Securities Act has been declared effective and such Series H Shares, Common Stock or securities, as the case may be, have been sold or otherwise transferred by the Holder thereof pursuant to such effective registration statement, (ii) all of such Series H Shares, Common Stock or securities, as the case may be, are sold pursuant to Rule 144 (or any similar successor provision) promulgated under the Securities Act under circumstances in which any legend borne by such Series H Shares, Common Stock or securities relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company or (iii) all of such Series H Shares, Common Stock or securities, as the case may be, are eligible for resale pursuant to Rule 144(k) of the Securities Act (or any similar successor provision) without restriction and the Company removes any legend borne by such Series H Shares, Common Stock or securities relating to restrictions or transferability, under the Securities Act or otherwise.

         (j) "REGISTRATION EXPENSES" shall have the meaning assigned thereto in
Section 4 of this Agreement.

         (k) "RIGHTS" shall mean any option, warrant, security, right or other instrument convertible into or exchangeable or exercisable for, or otherwise giving the holder thereof the right to acquire, directly or indirectly, any capital stock of the


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Company or any other such option, warrant, security, right or instrument, including any instrument the value of which is measured by reference to the value of any capital stock of the Company.

         (l) "SECURITIES ACT" shall mean the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

         (m) "SOFTBANK ENTITIES" shall mean SOFTBANK Capital Partners LP, SOFTBANK Capital Advisors Fund LP, SOFTBANK Capital LP and each of their respective successors and assigns who acquires Registrable Securities, directly or indirectly, from any such party or from any successor or assign of any such party.

         2. REGISTRATION UNDER THE SECURITIES ACT.

         (a) DEMAND REGISTRATIONS.

          (i) At any time from and after the Closing Date, any Holder or Holders (the "INITIATING HOLDERS") who own, in the aggregate, at least a majority of the Registrable Securities may elect, by giving written notice thereof to the Company, to require the Company to use its reasonable best efforts to register all or a portion of its Registrable Securities under the Securities Act. Promptly following such election, the Company shall (1) give notice (the "DEMAND NOTICE") to each other Holder (collectively, the "OTHER HOLDERS") of Registrable Securities, if any, of such election, which notice shall set forth the identity of the Initiating Holders, and (2) use its reasonable best efforts to cause to be declared or become effective under the Securities Act a registration statement providing for the registration of, and the sale in accordance with the intended method or methods of distribution thereof by the electing Holders of, the Registrable Securities requested to be included therein in writing by the Initiating Holders and by any Other Holders who request the inclusion in such registration statement of their Registrable Securities by delivery of a written notice to the Company no later than the 15th calendar day following the date the Demand Notice is delivered by the Company. The Company shall be required to cause to become effective pursuant to this Section 2(a) no more than two registration statement upon any election pursuant to this
     Section 2(a)(i) by the Holders unless the Company is eligible to register the Registrable Securities on Form S-3 under the Securities Act, in which case the Holders shall have the unlimited right to require such registrations on Form S-3. Notwithstanding the foregoing, the Company shall not be obligated to register Registrable Securities on Form S-3 under the Securities Act upon any election pursuant to this Section 2(a)(i) if the Company has registered Registrable Securities on Form S-3 or any other form under the Securities Act twice in the preceding twelve month period upon elections pursuant to this Section 2(a)(i). Notwithstanding any provisions of this Section 2(a) to the contrary, if the Company is not subject to Sections 12(b) or (g) or 15(d) of the Exchange Act, the Holders may not exercise the demand rights provided for under



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     this Section 2(a)(i) until the earlier of (i) the date 180 days after the consummation by the Company of an underwritten public offering of its Common Stock subsequent to the date on which the Company first ceases to be subject to such sections of the Exchange Act or (ii) the second anniversary of the date the Company ceases to be subject to such sections of the Exchange Act; provided, however, that the Holders may not exercise the demand rights under this clause (ii) unless the maximum initial public offering price of the securities to be registered as set forth on the cover page of the registration statement in the form initially filed with the SEC is such that it implies a valuation of all of the Common Stock, calculated on an as-converted basis, of at least $50.0 million (before giving effect to the receipt of any proceeds to be received by the Company in such offering).

          (ii) In the event of any registration of Registrable Securities pursuant to Section 2(a)(i) hereof, the Company shall not, without the express written consent of the Holders of a majority of such Registrable Securities, cause or permit any other securities of the Company or of any other Person (whether such securities are to be issued by the Company, are held in the Company's treasury or are then outstanding and held by other persons) to be covered by such registration statement or otherwise to be included in such registration (except that such consent shall not be required in the event such registration statement is a "shelf" that only covers a non-underwritten offering pursuant to Rule 415 of the Securities
     Act), except for Other Holders of Registrable Securities as contemplated by
     Section 2(a)(i) hereof.

          (iii) In the event that, following any election pursuant to Section 2(a)(i) hereof but prior to the filing of a registration statement in respect of such election, (A) the Board of Directors of the Company, in its reasonable judgment and in good faith, resolves that the filing of such registration statement and the offering of Registrable Securities pursuant thereto would materially interfere with any significant acquisition, corporate reorganization, financing or other similar transaction involving the Company, and (B) the Company gives the Holders having made such election written notice of such determination (which notice shall include a copy of such resolution), the Company shall, notwithstanding the provisions of Section 2(a)(i) hereof, be entitled to postpone for up to 90 days the filing of any registration statement otherwise required to be prepared and filed by it pursuant to Section 2(a)(i) hereof; provided, however, that no such postponement may be effected if any other postponement of a registration pursuant to this Section 2 was in effect during the 12 months immediately preceding the commencement of such postponement, unless any Holders having made elections during the previous postponement shall have had the opportunity to register their Registrable Securities pursuant to an effective registration statement prior to the current postponement.



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         (b) "PIGGY-BACK" REGISTRATIONS.

          (i) If, at any time, the Company proposes to register any of its Common Stock or Rights or any other equity securities under the Securities Act on a registration statement on Form S-1, Form S-2 or Form S-3 (or an equivalent general registration form then in effect) for purposes of an offering or sale by or on behalf of the Company of its Common Stock or Rights or such equity securities for its own account (a "PRIMARY OFFERING"), or upon the request or for the account of any holder of its Common Stock or Rights or any such equity securities (a "SECONDARY OFFERING"), or for purposes of a combined primary and secondary offering (a "COMBINED OFFERING"), then each such time the Company shall, at least 14 calendar days prior to the time when any such registration statement is filed with the Commission, give prompt written notice to the Holders of its intention to do so. Such notice shall specify, at a minimum, the number and class of shares, Rights or equity securities so proposed to be registered, the proposed date of filing of such registration statement, any proposed means of distribution of such shares, Rights or securities, any proposed managing underwriter or underwriters of such shares, Rights or securities and a good faith estimate by the Company of the proposed maximum offering price thereof, as such price is proposed to appear on the facing page of such registration statement. Upon the written direction of any Holder or Holders, given within seven calendar days following the receipt by such Holder of any such written notice (which direction shall specify the number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), the Company shall include in such registration statement any or all of the Registrable Securities then held by such Holder requesting such registration (a "SELLING SHAREHOLDER") to the extent necessary to permit the sale or other disposition of such Registrable Securities as such Holder has so directed the Company to be so registered. Notwithstanding the foregoing, the Holders shall not have any right under this Section 2(b) if the registration proposed to be effected by the Company relates solely to Common Stock, Rights or other equity securities which are issuable solely to officers, directors or employees of the Company or any subsidiary thereof pursuant to a bona fide employee or director stock option, bonus or other employee or director benefit plan or as direct consideration in connection with a merger, exchange offer or acquisition of a business.

          (ii) In the event that the Company proposes to register Common Stock, Rights or other equity securities for purposes of a primary offering or a combined offering, and any managing underwriter shall advise the Company and the Selling Shareholders in writing that, in its opinion, the inclusion in the registration statement of some or all of the Registrable Securities sought to be registered by such Selling Shareholders creates a substantial risk that the price per unit the Company will derive from such registration will be materially and adversely affected or that the number of shares, Rights or securities sought to be registered (including, in addition to the securities sought to be registered by the



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     Company, any securities sought to be included in such registration statement by any other shareholder pursuant to "piggyback" registration rights (a "PIGGYBACK SHAREHOLDER") and those sought to be registered by the Selling Shareholders) is too large a number to be reasonably sold, then the Company will include in such registration statement such number of shares, Rights or securities as the Company, the Piggyback Shareholders and such Selling Shareholders are so advised can be sold in such offering without such an effect (the "PRIMARY MAXIMUM NUMBER"), as follows and in the following order of priority: (A) first, such number of shares, Rights or securities as the Company, in its reasonable judgment, shall have determined to sell for its own account, (B) second, if and to the extent that the number of shares, Rights or securities to be registered under clause (A) is less than the Primary Maximum Number, shares, Rights or securities of each Piggyback Shareholder party to an Existing Registration Rights Agreement that is not an Excluded Shareholder, to the extent required to be included pursuant to any Existing Registration Rights Agreement, and (C) third, if and to the extent that the sum of the number of shares, Rights or securities to be registered under clauses (A) and (B) is less than the Primary Maximum Number, Registrable Securities of the Selling Shareholders, pro rata, and without any priority as between the Selling Shareholders, in proportion to the number sought to be registered by each Selling Shareholder relative to the number sought to be registered by all the Selling Shareholders.

          (iii) In the event that the Company proposes to register Common Stock or other equity securities for purposes of a secondary offering, upon the request or for the account of any holder thereof pursuant to "demand" registration rights of such holder pursuant to an Existing Registration Rights Agreement (each a "REQUESTING SHAREHOLDER"), and any managing underwriter shall advise the Requesting Shareholder or Shareholders and the Selling Shareholders in writing that, in its opinion, the inclusion in the registration statement of some or all of the shares, Rights or securities sought to be registered by the Requesting Shareholders and of the Registrable Securities sought to be registered by the Selling Shareholders creates a substantial risk that the price per unit that such Requesting Shareholder or Shareholders and such Selling Shareholders will derive from such registration will be materially and adversely affected or that the number of shares, Rights or securities sought to be registered (including any securities sought to be registered at the instance of the Requesting Shareholder or Shareholders, any securities sought to be included in such Registration Statement by any Piggyback Shareholder and those sought to be registered by the Selling Shareholders) is too large a number to be reasonably sold, the Company will include in such registration statement such number of shares, Rights or securities as the Requesting Shareholders and the Selling Shareholders are so advised can reasonably be sold in such offering, or can be sold without such an effect (the "SECONDARY MAXIMUM NUMBER"), as follows and in the following order of priority: (A) first, such number of shares, Rights or securities as the Requesting Shareholders and the Piggyback Shareholders party to an Existing Registration



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     Rights Agreement, other than an Excluded Shareholder, shall have requested, in each case to the extent required to be included pursuant to any Existing Registration Rights Agreement prior to the inclusion of Registrable Securities proposed to be registered by the Selling Shareholders, and (B) second, if and to the extent that the number of shares, Rights or securities to be registered under clause (A) is less than the Secondary Maximum Number, such number of shares, Rights or securities of the Requesting Shareholders and the Piggyback Shareholders party to an Existing Registration Rights Agreement, other than an Excluded Shareholder, in each case that are not required to be included in such registration statement prior to the inclusion of Registrable Securities proposed to be registered by the Selling Shareholders pursuant to the foregoing clause (A) and Registrable Securities of each Selling Shareholder, pro rata, and without any priority as between the Selling Shareholders, in proportion to the number sought to be registered by each Selling Shareholder relative to the number sought to be registered by all the Selling Shareholders.

         (c) WITHDRAWALS. Any Holder having notified or directed the Company to include any or all of his or its Registrable Securities in a registration statement pursuant to Section 2(a) or 2(b) hereof shall have the right to withdraw such notice or direction with respect to any or all of the Registrable Securities designated for registration thereby by giving written notice to such effect to the Company at least five calendar days prior to the anticipated effective date of such registration statement. In the event of any such withdrawal, the Company shall amend such registration statement and take such other actions as may be necessary so that such Registrable Securities are not included in the applicable registration and not sold pursuant thereto, and such Registrable Securities shall continue to be Registrable Securities in accordance herewith. No such withdrawal shall affect the obligations of the Company with respect to Registrable Securities not so withdrawn.

         3. REGISTRATION PROCEDURES.

         (a) In connection with the Company's obligations with respect to any registration of Registrable Securities pursuant to Section 2(a) hereof, the Company shall use its reasonable best efforts to effect or cause such registration to permit the sale of the Registrable Securities by the Holders thereof in accordance with the intended method or methods of distribution thereof described in the registration statement relating thereto and to maintain the effectiveness of such registration statement for a period of six calendar months after the date of effectiveness of such registration statement or, if shorter, until the disposition of all of the Registrable Securities covered by such registration statement is completed. In connection therewith, the Company shall, as soon as reasonably possible:

          (i) prepare and file with the Commission and all other applicable governmental or regulatory authorities a registration statement with respect to such registration on any form which may be utilized by the Company and which shall permit the disposition of the Registrable Securities in accordance with the



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     intended method or methods thereof, as specified in writing by the Holders thereof, and use its reasonable best efforts to cause such registration statement to become effective as soon as reasonably possible thereafter;

          (ii) prepare and file with the Commission and all other applicable governmental or regulatory authorities such amendments and supplements to such registration statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such registration statement and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such registration statement, and furnish to the underwriters, if any, of the Registrable Securities to be registered, the sales or placement agent, if any, therefor, and a representative of the Holders of Registrable Securities registered thereby copies of any such supplement or amendment prior to its being used and/or filed with the Commission;

          (iii) comply in all material respects with the provisions of the Securities Act and the requirements of all other governmental or regulatory authorities applicable to issuers with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the Holders thereof set forth in such registration statement, in any such case for a period of six calendar months after the date of effectiveness of such registration statement or, if shorter, until such disposition is completed;

          (iv) provide (A) any Holder, (B) the underwriters (which term, for purposes of this Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, of the Registrable Securities to be registered, (C) the sales or placement agent, if any, therefor, (D) counsel for such underwriters or agent, and (E) counsel for the Holders thereof the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment or supplement thereto;

          (v) for a reasonable period prior to the filing of such registration statement, and throughout the period specified in Section 3(a)(iii) hereof, make available for inspection by the parties referred to in Section 3(a)(iv), subject to execution and delivery of a confidentiality agreement in customary form in favor of the Company by the Holders seeking to exercise such inspection rights, the financial and other information and books and records of the Company, and cause the officers, directors, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act;



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          (vi) promptly notify the selling Holders of Registrable Securities, the sales or placement agent, if any, therefor and the managing underwriter or underwriters, if any, thereof and confirm such advice in writing, (A) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or posteffective amendment has been filed, and, with respect to such registration statement or any posteffective amendment, when the same has become effective, (B) of any comments by the Commission and by the Blue Sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such registration statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by Section 3(a)(xv) or Section 5 hereof cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) at any time when a prospectus is required to be delivered under the Securities Act, that such registration statement, prospectus, prospectus supplement or posteffective amendment, or any document incorporated by reference in any of the foregoing, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (vii) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any posteffective amendment thereto at the earliest practicable date;

          (viii) if requested by any managing underwriter or underwriters, any placement or sales agent or any Holder, promptly incorporate in a prospectus supplement or posteffective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such Holder specifies should be included therein relating to the terms of the sale of such Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold by the Holders or agent or to any underwriters, the name and description of the Holders, agent or underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold by the Holders or agent or to such underwriters; and make all required filings of such prospectus supplement or posteffective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or posteffective amendment;



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



          (ix) furnish (A) to any Holder, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(a)(iv) an executed copy of such registration statement, each such amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), and (B) to any Holder of Registrable Securities to be registered in such registration such number of copies of such registration statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by any Holder, agent or underwriter, as the case may be) and of the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as any such Holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by any such Holder, offered or sold by such agent or underwritten by such underwriter and to permit each Holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Company hereby consents to the use of such prospectus (including such preliminary prospectus) and any amendment or supplement thereto by each Holder and by any such agent and underwriter, in each case in the form most recently provided to such party by the Company, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary prospectus) or any supplement or amendment thereto;

          (x) use its reasonable best efforts to (A) register or qualify the Registrable Securities to be included in such registration statement under such securities laws or blue sky laws of such jurisdictions as any Holder and any placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions for so long as may be necessary to enable the Holders, agents or underwriters to complete their distribution of Securities pursuant to such registration statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable the Holders, agents, if any, and underwriters, if any, to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that the Company shall not be required for any such purpose to (I) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(a)(x) or (II) consent to general service of process in any such jurisdiction;

          (xi) use its reasonable best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect such registration or the offering or sale in connection therewith or to enable the Holders to offer, or to consummate the disposition of, the Registrable Securities;

          (xii) cooperate with the Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall be in a form acceptable under the terms of the Company's By-laws, printed, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders if required or appropriate and which shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Securities;

          (xiii) provide a CUSIP number for all Registrable Securities, not later than the effective date of such registration statement;

          (xiv) enter into one or more underwriting agreements, engagement letters, agency agreements, "best efforts" underwriting agreements or similar agreements, as appropriate, and take such other actions in connection therewith as the Holders shall reasonably request in order to expedite or facilitate the disposition of the Registrable Securities registered;

          (xv) whether or not an agreement of the type referred to in Section
     (3)(a)(xiv) hereof is entered into and whether or not any portion of the offering contemplated by such registration statement is an underwritten offering or is made through a placement or sales agent or any other entity,
     (A) make such representations and warranties to the Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with an offering of common stock or other equity securities pursuant to any appropriate agreement and/or to a registration statement filed on the form applicable to such registration; (B) use its reasonable best efforts to obtain an opinion of counsel to the Company in customary form and covering such matters, of the type customarily covered by such an opinion, as the managing underwriters, if any, and as the Holders may reasonably request, addressed to the Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof, and dated the effective date of such registration statement (or if such registration statement contemplates an underwritten offering of a part or all of the Registrable Securities, dated the date of the closing under the underwriting agreement relating thereto);
     (C) use its reasonable best efforts obtain a "comfort" letter or letters from the independent certified public accountants of the Company addressed to the Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof, dated (I) the effective date of such registration statement, (II) the effective date of any prospectus supplement, if any, to the prospectus included in such registration statement or posteffective amendment to such registration statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus and (III) dated the date of the closing under the underwriting agreement relating thereto, such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (D) deliver such documents and certificates, including officers' certificates, as may be reasonably requested by the Holders and the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above or those contained in Section 5(a) hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Company; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Section 6 hereof;

          (xvi) in the event that (i) any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, or (ii) more than 10% of the net offering proceeds, not including underwriting compensation, of such distribution is intended to be paid to any such broker-dealer or "associated or affiliated persons" of such broker-dealer or "members of the immediate family of such persons" (each within the meaning of such Rules), the Company shall take reasonable steps to assist such broker-dealer in complying with the requirements of such Rules and By-Laws, including, without limitation, by (A) if such Rules or By-Laws shall so require, engaging a "qualified independent underwriter" (as defined in such Schedule) to participate in the preparation of the registration statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such registration statement is an underwritten offering or is made through a placement or sales agent, to recommend the price of such Registrable Securities, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD;

          (xvii) comply in all material respects with all applicable rules and regulations of the Commission, and make generally available to its securityholders, as soon as practicable but in any event not later than eighteen months after the effective date of such registration statement, an earning statement of the Company and its subsidiaries complying with
     Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder); and

          (xviii) use its reasonable best efforts to list prior to the effective date of such registration statement, subject to notice of issuance, the Registrable Securities covered by such registration statement on any securities exchange on which the Common Stock is then listed or, if the Common Stock is not then so listed, to have the Registrable Securities accepted for quotation of trading on the Nasdaq National Market (or a comparable interdealer quotation system then in effect) if the Company meets the requirements for such quotation of trading.

         (b) In the event that the Company would be required, pursuant to
Section 3(a)(vi)(F) above, to notify the Holders, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, the Company shall without delay prepare and furnish to the Holders, to each placement or sales agent, if any, and to each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Holders agree that upon receipt of any notice from the Company pursuant to Section 3(a)(vi)(F) hereof, they shall forthwith discontinue the disposition of Registrable Securities pursuant to the registration statement applicable to such Registrable Securities until they shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, the Holders shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in their possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

         (c) The Company may require the Holders to furnish to the Company such information regarding the Holders and their intended method of distribution of such Registrable Securities as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act. Each Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such Holder or such Holder's intended method of distribution of such Registrable Securities or omits or would omit to state any material fact regarding such Holder or its intended method of distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Holder or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

         (d) From the time that the Company receives any notice pursuant to
Section 2(a)(i) hereof or, as the case may be, any direction from a Holder in connection with a primary offering, a secondary offering or a combined offering pursuant to Section 2(b)(i) hereof until the earlier of (i) the date 90 days, or in the event the registration of Registrable Securities relates to the Company's first public offering under the Securities Act after the date hereof, the date 180 days, after the effectiveness of the registration statement relating thereto or such shorter period of time as may be recommended by the managing underwriters involved in such offering and (ii) the date an election is made not to file a registration statement with the Commission pursuant to Section 2(c) hereof, the Company will not offer, issue, sell, agree or commit to issue or sell, grant any option for the purchase of, file with the Commission a registration statement relating to any primary, secondary or combined offering of or solicit any offer to buy (each a "TRANSFER") any Common Stock or any Rights or any other equity securities, other than (A) in connection with the Registrable Securities to be registered pursuant to such notice or direction,
(B) such equity securities as were, at the time of such notice or direction, to be included in such primary offering, secondary offering or combined offering,
(C) pursuant to an approved employee stock option, stock purchase plan, or similar benefit program or agreement for the benefit of employees of, or consultants to, the Company, where the primary purpose is not to raise additional equity capital for the Company or (D) as direct consideration for the acquisition of a business in a merger, consolidation or similar transaction, provided that the persons acquiring such securities agree, for the benefit of the Holders, not to Transfer such securities for the remainder of such 90-day, or 180-day, period, as applicable.

         (e) If requested in writing by the Company or the managing underwriter, the Holders will agree not to sell or dispose any Registrable Securities held by such Holder for a period of no more than 180 days after the effective date of a registration statement for the first public offering of the Company subsequent to the date hereof so long as all directors, officers and holders of 1% or more of the Company's outstanding capital stock execute and deliver an agreement which is identical to the agreement the Holders were requested to sign.

         4. REGISTRATION EXPENSES.

         The Company agrees to bear and to pay or cause to be paid promptly upon request being made therefor all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, (a) all Commission and any NASD registration and filing fees and expenses, (b) all fees and expenses in connection with the qualification of the Securities for offering and sale under the State securities and blue sky laws, including reasonable fees and disbursements of counsel for the placement or sales agent or underwriters in connection with such qualifications, (c) all expenses relating to the preparation, printing, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the certificates representing the Common Stock or other equity securities to be sold and all other documents relating hereto, (d) messenger and delivery expenses, (e) fees and expenses of any escrow agent or custodian, (f) internal expenses of the Company (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or "comfort" letters required by or incident to such performance and compliance), (h) fees, disbursements and expenses (including fees and expenses of counsel) of any "qualified independent underwriter" engaged pursuant to
Section 3(a)(xvi) hereof, (i) reasonable fees, disbursements and expenses of one counsel for all of the Holders retained in connection with any particular registration, and fees, expenses and disbursements of any other persons retained by the Company in connection with such registration, and (j) all fees and expenses (including, without limitation, listing and qualification fees) in connection with the listing or admission to quotation of the Registrable Securities as required by Section 3(a)(xviii) hereof (collectively, the "REGISTRATION EXPENSES"). To the extent that any Registration Expenses are incurred, assumed or paid by the Holder or any placement or sales agent therefor or underwriter thereof, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the Holders of Registrable Securities being registered each shall pay their pro rata share (based on their proportion of the Registrable Securities being sold by them) of all agency fees and commissions and all underwriting discounts and commissions attributable to the sale of the Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by the Holder, other than the counsel and experts specifically referred to above.

         5. REPRESENTATIONS AND WARRANTIES.

         The Company represents and warrants to, and agrees with, each Holder from time to time of Registrable Securities that:

         (a) Each registration statement covering Registrable Securities and each prospectus (including any preliminary prospectus) contained therein or furnished pursuant to Section 3(a)(ix) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission and all other applicable governmental or regulatory authorities, as the case may be, and, in the case of an underwritten offering of Registrable Securities, at the time of the closing under the underwriting agreement relating thereto will conform in all material respects to the requirements of the Securities Act and the requirements of all other applicable governmental or regulatory authorities and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the effective date of such registration statement when a prospectus would be required to be delivered under the Securities Act or the requirements of any other applicable governmental or regulatory authorities, other than from (i) such time as a notice has been given to Holders of Registrable Securities pursuant to Section 3(a)(vi)(F) hereof until

(ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 3(b) hereof, each such registration statement, and each prospectus contained therein or furnished pursuant to Section 3(a)(ix) hereof, as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and the requirements of all other applicable governmental or regulatory authorities and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a Holder of Registrable Securities expressly for use therein.

         (b) Any documents incorporated by reference in any prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission and all other applicable governmental or regulatory authorities, as the case may be, as then amended or supplemented, will conform or conformed in all material respects to the requirements of the Securities Act, the Exchange Act and the requirements of all other applicable governmental or regulatory authorities, as applicable, and none of such documents will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a Holder of Registrable Securities expressly for use therein.

         6. INDEMNIFICATION.

         (a) INDEMNIFICATION BY THE COMPANY. Upon the registration of any Registrable Securities pursuant to Section 2 hereof, and in consideration of the agreements of the Holders contained herein, and as an inducement to the Purchasers to enter into the Subscription Agreement, the Company shall, and it hereby agrees to, indemnify and hold harmless each Holder, and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Registrable Securities, against any losses, claims, damages or liabilities, joint or several, to which any such Holder, agent or underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, or any preliminary or final prospectus contained therein or furnished by the Company to any such Holder, agent or underwriter, or any amendment or supplement thereto, or any document incorporated by reference therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Registration Statement or any amendment thereto or any document incorporated by reference therein) or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in the case of any preliminary or final prospectus or supplement thereto), and the Company shall, and it hereby agrees to, reimburse any such Holder, agent and underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary or final prospectus, amendment or supplement or incorporated document in reliance upon and in conformity with written information furnished to the Company by such person expressly for use therein; provided, further, that the Company shall not be liable to (i) any Holder, underwriter or placement or sales agent under the indemnity agreement in this subsection (a) with respect to any preliminary prospectus to the extent that any such loss, claim, damage or liability of such Holder, underwriter or agent, respectively, results from the fact that such Holder, underwriter or agent sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the related final prospectus if the Company has previously furnished on a timely basis to such Holder, underwriter or agent, respectively, sufficient copies thereof and such prospectus corrects the statement or omission, or alleged statement or omission, out of which such loss, claim, damage or liability arises or (ii) any Holder distributing securities otherwise than in an underwritten offering or through a broker-dealer acting as placement agent for such Holder, with respect to any preliminary or final prospectus to the extent that any such loss, claim, damage or liability of such Holder arises from the fact that such Holder delivered such preliminary or final prospectus after receipt of any notice from the Company pursuant to Section 3(a)(vi)(F) hereof and the amended or supplemented prospectus furnished pursuant to Section 3(b) hereof corrects the statement or omission, or alleged statement or omission, out of which such loss, claim, damage or liability arises.

         (b) INDEMNIFICATION BY THE HOLDER AND ANY AGENTS AND UNDERWRITERS. Upon the registration of any Registrable Securities pursuant to Section 2 hereof, and in consideration of the Agreement of the Company, and as an inducement to the Company to enter into the Subscription Agreement, each Holder severally and not jointly, shall, and hereby agrees to, (i) indemnify and hold harmless the Company, and all other Holders, if any, of Registrable Securities selling under the same registration statement, against any losses, claims, damages or liabilities to which the Company or such other Holders of Registrable Securities may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary or final prospectus contained therein or furnished by the Company to the Holders, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Registration Statement or any amendment thereto or any incorporated document) or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in the case of any preliminary or final prospectus or supplement thereto), in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Holder expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim; provided, however, that no Holder shall be required to undertake liability under this Section 6(b) for any amounts in excess of the dollar amount of the net proceeds (after deducting any fees, discounts and commissions applicable thereto) to be received by such Holder from the sale of its Registrable Securities pursuant to such registration, as reduced by any damages or other amounts that such Holder was otherwise required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

         (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party except to the extent the indemnifying party is materially prejudiced thereby. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who may be counsel to the indemnifying party unless representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

         (d) CONTRIBUTION. Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) hereof are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation (even if the Holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no Holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the net proceeds received by such Holder from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations in this Section 6(d) to contribute shall be several in proportion to the number or amount of Registrable Securities sold or underwritten, as the case may be, by them and not joint.

         (e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of any Holder, agent or underwriter and each person, if any, who controls any Holder, agent or underwriter within the meaning of the Securities Act; and the obligations of the Holders contemplated by this Section 6 shall be in addition to any liability which the Holders may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in any registration statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Securities Act.

         7. UNDERWRITTEN OFFERINGS.

         (a) SELECTION OF UNDERWRITERS. If any of the Registrable Securities covered by any registration statement filed pursuant to Section 2(a) hereof are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated: (i) in the event of a registration pursuant to Section 2(a) hereof, by the Holders requesting such registration or
(ii) in the event of a registration pursuant to Section 2(b) hereof, by the Company.

         (b) PARTICIPATION BY HOLDERS. Each Holder hereby agrees that it may not participate in any underwritten offering hereunder unless it (i) agrees to sell its

Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements or, in the case of an underwritten offering, all customary questionnaires reasonably requested by the Company.

         8. RULE 144.

         To the extent it shall be required to do so under the Exchange Act, the Company covenants to and with each Holder of Registrable Securities that it shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including, but not limited to, the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

         9. MISCELLANEOUS.

         (a) NO INCONSISTENT AGREEMENTS. Without the written consent of Holders of at least a majority of the Registrable Securities, the Company covenants and agrees that it shall not (i) grant registration rights with respect to any securities which would be inconsistent with the terms contained in this Agreement or (ii) enter into or become bound by, or permit any subsidiary of the Company to enter into or become bound by, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument which would prohibit, be violated by, conflict with or provide that a default would arise from, the compliance by the Company with any of the provisions of this Agreement or the consummation of the transactions herein contemplated.

         (b) SPECIFIC PERFORMANCE. The Company acknowledges that it would be impossible to determine the amount of damages that would result from any breach by it of any of the provisions of this Agreement and that the remedy at law for any breach, or threatened breach, of any of such provisions would likely be inadequate and, accordingly, agrees that each Holder shall, in addition to any other rights or remedies which it may have, be entitled to seek such equitable and injunctive relief as may be available from any court of competent jurisdiction to compel specific performance of, or restrain the Company from violating any of, such provisions. In connection with any action or proceeding for injunctive relief, the Company hereby waives the claim or defense that a remedy at law alone is adequate and agrees, to the maximum extent permitted by law, to have each provision of this Agreement specifically enforced against it, without the necessity of posting bond or other security against it.

         (c) ILLEGALITY. If any term or provision of this Agreement or any application thereof shall be declared or held invalid, illegal or unenforceable, in whole or in part, whether generally or in any particular jurisdiction, such provision shall be deemed amended to the extent, but only to the extent, necessary to cure such invalidity, illegality or unenforceability, and the validity, legality and enforceability of the remaining provisions, both generally and in every other jurisdiction, shall not in any way be affected or impaired thereby.

         (d) RECOVERY OF LITIGATION COSTS. Except as otherwise expressly provided herein to the contrary, in the event any dispute between the parties to this Agreement shall result in litigation, arbitration or other proceeding, the prevailing party shall be entitled to recover from the losing party all reasonable costs and expenses, including without limitation reasonable attorneys' fees and disbursements, incurred by the prevailing party in connection with such litigation or other proceeding and any appeal thereof. Such costs, expenses, fees and disbursements shall be included in and made a part of the judgment recovered by the prevailing party, if any.

         (e) NOTICES. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, when delivered personally or by courier, three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested), or when received by facsimile transmission if promptly confirmed by one of the foregoing means, as follows: If to the Company, to it at 1114 Avenue of the Americas, 22nd Floor, New York, New York 10036, Attention: Corporate Secretary, facsimile no. (212) 575-8295, and if to a Holder, to the address or facsimile transmission number of such Holder set forth in the security register or other records of the Company, or to such other address or facsimile transmission number as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

         (f) PARTIES IN INTEREST. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and their respective successors and assigns, but, except as set forth in this Section 9(f), no such term or provision is for the benefit of, or intended to create any obligations to, any other persons. In the event that any transferee of the Purchasers or any other Holder shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a party hereto for all purposes and such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such transferee shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement. If the Company shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the terms hereof. Any Holder effecting a transfer to a transferee that acquires any rights or benefits under this Agreement as a result of such transfer shall, prior to or promptly after such transfer is made, give written notice to the Company of such transfer, specifying the number of Registrable Securities transferred and identifying the transferee.

         (g) SURVIVAL. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any Holder, any director, officer, partner or employee of any Holder, any agent or underwriter or any director, officer, partner or employee thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Stock purchased pursuant to the Subscription Agreement and the transfer and registration of Registrable Securities by any Holder.

         (h) GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

         (i) SUBMISSION TO JURISDICTION; APPOINTMENT OF AGENT FOR SERVICE OF PROCESS. (1) Each party hereto hereby irrevocably consents and agrees, for the benefit of each other party hereto, that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement may be brought in any Federal or State court located in the Borough of Manhattan, The City of New York, and hereby irrevocably accepts and submits to the non-exclusive jurisdiction of each such court with respect to any such action, suit or proceeding. Each party hereto hereby waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings brought in any such court and hereby further waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought therein has been brought in an inconvenient forum.

         (2) Each party hereto agrees that a final judgment against it in any action, suit or proceeding taken in any Federal or State Court in the Borough of Manhattan, the City of New York in accordance with the immediately preceding paragraph shall be conclusive and may be enforced in any jurisdiction by suit on the judgment, a certified copy of which judgment shall be conclusive evidence thereof, or by any other means provided by law.

         (j) HEADINGS. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

         (k) ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the Holders of more than 50 percent of the Registrable Securities at the time outstanding. Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(k), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such Holder. The entry by the Company into any contract, agreement or understanding that directly or indirectly gives to any person the right to register, or cause the Company to register, any securities of the Company under the Securities Act on terms more favorable to such person than those set forth herein shall require written approval by the Holders of more than 50 percent of the Registrable Securities at the time outstanding.

         (l) INSPECTION. For so long as this Agreement shall be in effect, this Agreement and a complete list of the names and addresses of all the Holders of Registrable Securities shall be made available for inspection and copying on any business day by any Holder of Registrable Securities at the offices of the Company at the address thereof set forth in Section 9(e) above.

         (m) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first written above.

                                             VIE FINANCIAL GROUP, INC.


                                             By:  /s/ James Pak
                                                --------------------------------
                                                Name:   James Pak
                                                Title:  Chief Financial Officer


                                             SOFTBANK CAPITAL PARTNERS LP

                                             By:  SOFTBANK CAPITAL PARTNERS
                                                  LLC, its General Partner


                                             By:  /s/ Steven J. Murray
                                                --------------------------------
                                                Name:   Steven J. Murray
                                                Title:  Administrative Member


                                             SOFTBANK CAPITAL ADVISORS FUND LP

                                             By:  SOFTBANK CAPITAL PARTNERS
                                                  LLC, its General Partner


                                             By:  /s/ Steven J. Murray
                                                --------------------------------
                                                Name:   Steven J. Murray
                                                Title:  Administrative Member


                                             SOFTBANK CAPITAL LP

                                             By:  SOFTBANK CAPITAL PARTNERS
                                                  LLC, its General Partner


                                             By:  /s/ Steven J. Murray
                                                --------------------------------
                                                Name:   Steven J. Murray
                                                Title:  Administrative Member

                                   Schedule I

                               List of Purchasers

SOFTBANK CAPITAL PARTNERS LP
SOFTBANK CAPITAL ADVISORS FUND LP
SOFTBANK CAPITAL LP